Filed pursuant to Rule 497(e)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

ARTISAN INTERNATIONAL SMALL CAP FUND (the “Fund”)

SUPPLEMENT DATED 4 OCTOBER 2018 TO THE

FUND’S STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Effective on or about 4 December 2018, the following changes will take effect:

1.

The Fund’s limit on investing in illiquid securities, including repurchase agreements maturing in more than seven days, is increased from 10% to 15% its of net assets (taken at market value at the time of each purchase).

2.	The following non-fundamental restrictions and policies are removed:

The Fund may not:

a.	invest in companies for the purpose of exercising control or management;

b.

purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of total assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

c.

purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales; and

d.	invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE